Exhibit 99.1

Gladstone Investment Reports Results for the Second Quarter ended September 30, 2006

     --   Net Investment Income was $2.9 million or $0.17 per common share

     -- Net Increase in Net Assets From Operations was $2.8 million or $0.17 per common share

     MCLEAN, Va.--(BUSINESS WIRE)--Nov. 1, 2006--Gladstone Investment Corp. (NASDAQ:GAIN) (the "Company") today announced earnings for the second quarter ended September 30, 2006. All per share references are per basic and diluted weighted average common share outstanding, unless otherwise noted.

     Net Investment Income for the second quarter ended September 30, 2006 was $2,883,886 or $0.17 per share, as compared to $1,412,906 or $0.09 per share for the second quarter ended September 30, 2005. Net Investment Income for the six months ended September 30, 2006 was $5,465,050 or $0.33 per share, as compared to $1,432,706 or $0.09 per share for the period June 22, 2005 (commencement of operations) to September 30, 2005.

     Net Increase in Net Assets Resulting from Operations for the second quarter ended September 30, 2006 was $2,848,044, or $0.17 per share, as compared to $1,476,732 or $0.09 per share for the same period a year ago. Net Increase in Net Assets Resulting from Operations for the six months ended September 30, 2006 was $4,125,092, or $0.25 per share compared to $1,496,532 or $0.09 per share for the period June 22, 2005 (commencement of operations) to September 30, 2005.

     Total assets were $228,136,147 at September 30, 2006 as compared to $230,323,807 at March 31, 2006. Net asset value was $13.71 per actual common share outstanding at September 30, 2006 as compared to $13.88 per actual common share at March 31, 2006.

     The annualized weighted average yield on the Company's portfolio for the three months ended September 30, 2006 was 8.72%. The annualized weighted average yield on the Company's portfolio for the three months ended September 30, 2005 was 6.38%. The annualized weighted average yield on the Company's portfolio for the six months ended September 30, 2006 was 8.44% compared to 6.38% for the period June 22, 2005 (commencement of operations) to September 30, 2005.

     During the second quarter ended September 30, 2006, the Company acquired interests in seven new syndicated loans for approximately $13.5 million and acquired interests in four existing syndicated loans of approximately $1.8 million.

     At September 30, 2006, the Company held 28 non-control/non-affiliate investments, three control investments and cash investments, totaling an aggregate cost basis of $209 million and fair value of approximately $208 million.


                  Condensed Schedule of Investments
                          September 30, 2006
Investment Type                                Cost       Fair Value
----------------------------------------------------------------------
Total Non-control/Non-Affiliate
 Investments                               $122,529,078  $121,555,262
Total Control Investments                    56,746,318    56,491,805
Total cash equivalents                       30,007,690    30,007,690
                                           ---------------------------
Total investments and cash equivalents     $209,283,086  $208,054,757
                                           ===========================


     "Since the inception of our fund on June 22, 2005, we have invested over $170 million, bringing our total portfolio investments to 78% of our initial public offering proceeds at quarter end. We are reviewing many buyout and mezzanine opportunities and anticipate reporting additional buyout and mezzanine activity for the third quarter," said Chip Stelljes, President and Chief Investment Officer.

     Subsequent to September 30, 2006, the Company:

     --   Purchased three new loan participations of approximately $4.0 million;

     -- Sold one loan participation for $2.0 million and received principle repayments of approximately $2.4 million on two loan participations;

     -- Declared monthly cash dividends of $0.07 per common share for each of the months of October, November and December of 2006; and

     --   Entered into a $100 million revolving credit facility.

     The Company will hold a conference call Thursday, November 2, 2006 at 8:30 am EST to discuss first quarter earnings. Please call (877) 407-8031 to enter the conference. An operator will monitor the call and set a queue for the questions.

     A replay of the conference call will be available through December 2, 2006. To hear the replay, please dial (877) 660-6853, access playback account 286 and use ID code 217126. The online replay will be available approximately two hours after the call concludes.

     The live audio broadcast of Gladstone Investment's quarterly conference call will be available online at www.GladstoneInvestment.com and www.investorcalendar.com. The online replay will follow shortly after the call.

     Gladstone Investment Corporation is an investment company that seeks to make debt and equity investments in small and mid-sized private businesses in the U.S. in connection with acquisitions, changes in control and recapitalizations. For more information please visit our website at http://www.GladstoneInvestment.com.

     For further information contact Investor Relations at 703-287-5835.

     This press release may include statements that may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements with regard to the future performance of the Company. Words such as "believes," "expects," "anticipates," "estimated," "approximately" "projects" and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release. Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Form 10-K dated March 31, 2006, as filed with the Securities and Exchange Commission on June 14, 2006 and the Company's Form 10-Q as filed with the Securities and Exchange Commission today. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


                   GLADSTONE INVESTMENT CORPORATION
                       STATEMENT OF OPERATIONS
                             (UNAUDITED)

                                   For the three      For the three
                                    months ended       months ended
                                 September 30, 2006 September 30, 2005
                                 ------------------ ------------------

INVESTMENT INCOME
  Interest income
      Non-Control/Non-Affiliate
       investments               $       2,387,375  $         193,578
      Control investments                1,256,303                  -
      Cash and cash equivalents            569,580          1,613,012
                                 ------------------ ------------------
      Total interest income              4,213,258          1,806,590
  Other income                                 670                  -
                                 ------------------ ------------------
        Total investment income          4,213,928          1,806,590
                                 ------------------ ------------------

EXPENSES
  Administration fee                       124,861             77,962
  Base management fee                      861,893             92,108
  Directors fees                            56,250             52,000
  Insurance expense                         67,626             42,478
  Professional fees                         88,040             66,302
  Stockholder related costs                 65,100             42,903
  Taxes and licenses                        41,337                  -
  Other expenses                            24,935             19,931
                                 ------------------ ------------------
         Total expenses                  1,330,042            393,684
                                 ------------------ ------------------
NET INVESTMENT INCOME                    2,883,886          1,412,906
                                 ------------------ ------------------

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
    Realized loss on sale of
     Non-Control/Non-Affiliate
     investments                            (1,934)                 -
    Net unrealized
     (depreciation) appreciation
     of investment portfolio               (33,908)            63,826
                                 ------------------ ------------------
         Net loss on investments           (35,842)            63,826
                                 ------------------ ------------------


NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS       $       2,848,044  $       1,476,732
                                 ================== ==================

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS PER
 COMMON SHARE:
      Basic and Diluted          $            0.17  $            0.09
                                 ================== ==================

SHARES OF COMMON STOCK
 OUTSTANDING:
      Basic and diluted weighted
       average shares                   16,560,100         16,231,404


                   GLADSTONE INVESTMENT CORPORATION
                       STATEMENT OF OPERATIONS
                             (UNAUDITED)

                                                      For the period
                                                      June 22, 2005
                                    For the six      (Commencement of
                                    months ended      Operations) to
                                 September 30, 2006 September 30, 2005
                                 ------------------ ------------------

INVESTMENT INCOME
  Interest income
      Non-Control/Non-Affiliate
       investments               $       4,351,855  $         193,578
      Control investments                2,446,605                  -
      Cash and cash equivalents          1,277,920          1,661,210
                                 ------------------ ------------------
      Total interest income              8,076,380          1,854,788
  Other income                                 986                  -
                                 ------------------ ------------------
        Total investment income          8,077,366          1,854,788
                                 ------------------ ------------------

EXPENSES
  Administration fee                       240,250            105,045
  Base management fee                    1,663,202             92,108
  Directors fees                            99,500             52,000
  Insurance expense                        140,237             42,478
  Professional fees                        167,788             66,302
  Stockholder related costs                158,866             43,538
  Interest expense                               -                378
  Taxes and licenses                        98,444                  -
  Other expenses                            44,029             20,233
                                 ------------------ ------------------
        Total expenses                   2,612,316            422,082
                                 ------------------ ------------------
NET INVESTMENT INCOME                    5,465,050          1,432,706
                                 ------------------ ------------------

REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
    Net realized gain on sale of
     Non-Control/Non-Affiliate
     investments                             1,339                  -
    Net unrealized
     (depreciation) appreciation
     of investment portfolio            (1,341,297)            63,826
                                 ------------------ ------------------
        Net gain on investments         (1,339,958)            63,826
                                 ------------------ ------------------


NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS       $       4,125,092  $       1,496,532
                                 ================== ==================

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS PER
 COMMON SHARE:
      Basic and Diluted          $            0.25  $            0.09
                                 ================== ==================

SHARES OF COMMON STOCK
 OUTSTANDING:
      Basic and diluted weighted
       average shares                   16,560,100         16,084,900


                   GLADSTONE INVESTMENT CORPORATION
                 STATEMENT OF ASSETS AND LIABILITIES
                             (UNAUDITED)

                                 September 30, 2006   March 31, 2006
                                 ------------------ ------------------

ASSETS
Non-Control/Non-Affiliate
 investments (Cost 9/30/06:
 $122,529,078; 3/31/06:
 $97,423,004)                    $     121,555,262  $      97,585,972
Control investments (Cost
 9/30/06: $56,746,318; 3/31/06:
 $55,846,318)                           56,491,805         55,796,318
                                 ------------------ ------------------
Total investments at fair value
 (Cost 9/30/06: $179,275,396;
 3/31/06: $153,269,322)                178,047,067        153,382,290
Cash and cash equivalents               48,446,618         75,672,605
Interest receivable                      1,294,355            761,388
Prepaid directors fees                      72,500                  -
Prepaid insurance                          200,875             99,874
Due from Adviser                                 -            234,551
Other assets                                74,732            173,099
                                 ------------------ ------------------
TOTAL ASSETS                     $     228,136,147  $     230,323,807
                                 ================== ==================


LIABILITIES
Administration fee payable to
 Gladstone Administration        $         124,861  $         110,002
Base management fee payable to
 Gladstone Management                      861,893                  -
Accrued expenses                           154,285            367,031
Other liabilities                           16,692              5,077
                                 ------------------ ------------------
Total Liabilities                        1,157,731            482,110
                                 ------------------ ------------------
NET ASSETS                       $     226,978,416  $     229,841,697
                                 ================== ==================

ANALYSIS OF NET ASSETS:
Common stock, $0.001 par value,
 100,000,000 shares authorized
 and 16,560,100 shares issued
 and outstanding                 $          16,560  $          16,560
Capital in excess of par value         230,196,151        230,229,279
Net unrealized (depreciation)
 appreciation of investment
 portfolio                              (1,228,329)           112,968
Distributions in excess of net
 investment income                      (2,005,966)          (517,110)
                                 ------------------ ------------------
Total Net Assets                 $     226,978,416  $     229,841,697
                                 ================== ==================
Net assets per share             $           13.71  $           13.88
                                 ================== ==================


                   GLADSTONE INVESTMENT CORPORATION
                         FINANCIAL HIGHLIGHTS
                             (UNAUDITED)

                                   For the three      For the three
                                    months ended       months ended
                                 September 30, 2006 September 30, 2005
                                 -------------------------------------
Per Share Data (1)
--------------------------------
  Balance at beginning of period $           13.75  $           13.90

  Income from investment
   operations:
    Net investment income (2)                 0.17               0.09
    Realized gain on sale of
     investments (2)                             -                  -
    Net unrealized appreciation
     of investments (2)                          -                  -
                                 -------------------------------------
  Total from investment
   operations                                 0.17               0.09
                                 -------------------------------------
    Distributions                            (0.21)             (0.06)
                                 -------------------------------------
  Net asset value at end of
   period                        $           13.71  $           13.93
                                 =====================================

  Per share market value at
   beginning of period           $           14.82  $           15.05
  Per share market value at end
   of period                                 14.60              14.68
  Total return (3)                           -0.04%             -2.07%
  Shares outstanding at end of
   period                               16,560,100         16,560,100

  Ratios/Supplemental Data
--------------------------------
  Net assets at end of period    $     226,978,416  $     230,753,412
  Average net assets (4)         $     226,140,557  $     230,242,643
  Ratio of expenses to average
   net assets (annualized)                    2.35%              0.68%
  Ratio of net investment income
   to average net assets
   (annualized)                               5.10%              2.45%

(1) Based on actual shares outstanding.

(2) Based on weighted average basic per share data.

(3) Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan.

(4) Calculated using the average of the ending monthly net assets for the respective periods.


                   GLADSTONE INVESTMENT CORPORATION
                         FINANCIAL HIGHLIGHTS
                             (UNAUDITED)

                                                      For the period
                                                      June 22, 2005
                                    For the six      (Commencement of
                                    months ended      Operations) to
                                 September 30, 2006 September 30, 2005
                                 -------------------------------------
Per Share Data (1)
--------------------------------
  Balance at beginning of period $           13.88  $               -
  Net proceeds from initial
   public offering (2)                           -              13.95
                                 -------------------------------------
  Offering costs                                 -              (0.05)

  Income from investment
   operations:
    Net investment income (3)                 0.33               0.09
    Realized gain on sale of
     investments (3)                             -                  -
    Net unrealized appreciation
     of investments (3)                      (0.08)                 -
                                 -------------------------------------
  Total from investment
   operations                                 0.25               0.09
                                 -------------------------------------
    Distributions                            (0.42)             (0.06)
                                 -------------------------------------
  Net asset value at end of
   period                        $           13.71  $           13.93
                                 =====================================

  Per share market value at
   beginning of period           $           14.90  $           15.00
  Per share market value at end
   of period                                 14.60              14.68
  Total return (4)                            0.87%             -1.74%
  Shares outstanding at end of
   period                               16,560,100         16,560,100

  Ratios/Supplemental Data
--------------------------------
  Net assets at end of period    $     226,978,416  $     230,753,412
  Average net assets (5)         $     226,929,612  $     222,716,478
  Ratio of expenses to average
   net assets (annualized)                    2.30%             -0.57%
  Ratio of net investment income
   to average net assets
   (annualized)                               4.82%              1.93%

(1) Based on actual shares outstanding.

(2) Net of initial underwriting discount of $1.05 per share.

(3) Based on weighted average basic per share data.

(4) Total return equals the change in the market value of the Company's common stock from the beginning of the period taking into account dividends reinvested in accordance with the terms of our dividend reinvestment plan.

(5) Calculated using the average of the ending monthly net assets for the respective periods.


     CONTACT: Gladstone Investment Corp.
              Investor Relations
              Robert Johnson, 703-287-5835